                                                                     EXHIBIT 3.3

--------------------------------------------------------------------------------

                                 TRUST AGREEMENT

                                   Relating to

                       STUDENT LOAN FUNDING 1999-A/B TRUST

                           Dated as of August 1, 1999

                                      among

                      STUDENT LOAN FUNDING RIVERFRONT LLC,



                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
                   not in its individual capacity, but solely
                              as Delaware Trustee,

                                       and

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                   not in its individual capacity, but solely
                              as Co-Owner Trustee,

                        and acknowledged and agreed to by

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                   not in its individual capacity, but solely
                       as Co-Owner Eligible Lender Trustee

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



INTRODUCTION......................................................................................................1
ARTICLE I.........................................................................................................1
DEFINITIONS.......................................................................................................1
   Section 1.1.  Definitions......................................................................................1
   Section 1.2.  Usage of Terms...................................................................................5
   Section 1.3.  Section References...............................................................................5


ARTICLE II........................................................................................................6
CREATION OF TRUST.................................................................................................6
   Section 2.1.  Creation of Trust................................................................................6
   Section 2.2.  Office...........................................................................................6
   Section 2.3.  Purposes and Powers..............................................................................6
   Section 2.4.  Appointment of Delaware Trustee and Co-Owner Trustee.............................................7
   Section 2.5.  Initial Capital Contribution of Trust Property...................................................7
   Section 2.6.  Declaration of Trust.............................................................................7
   Section 2.7.  Liability of a Certificateholder.................................................................8
   Section 2.8.  Title to Trust Property..........................................................................8
   Section 2.9.  Situs of Trust...................................................................................8
   Section 2.10. Representations and Warranties of the Depositor..................................................9
   Section 2.11. Federal Income Tax Allocations..................................................................10
   Section 2.12  Covenants of Certificateholder..................................................................10


ARTICLE III......................................................................................................11
THE CERTIFICATE..................................................................................................11
   Section 3.1.  Initial Ownership...............................................................................11
   Section 3.2.  The Certificate.................................................................................11
   Section 3.3.  Authentication of Certificate...................................................................11
   Section 3.4.  Registration of Transfer and Exchange of Certificate............................................11
   Section 3.5.  Mutilated, Destroyed, Lost or Stolen Certificate................................................12
   Section 3.6.  Person Deemed Certificateholder.................................................................13
   Section 3.7.  [Reserved]......................................................................................13
   Section 3.8.  Maintenance of Office or Agency.................................................................13
   Section 3.9.  Appointment of Paying Agent.....................................................................14


ARTICLE IV.......................................................................................................15
ACTIONS BY DELAWARE TRUSTEE, CO-OWNER TRUSTEE AND
CO-OWNER ELIGIBLE LENDER TRUSTEE.................................................................................15
   Section 4.1.  Restriction on Power of Certificateholder.......................................................15



   Section 4.2.  Prior Notice to Certificateholder with Respect to Certain Matters...............................15
   Section 4.3.  Action by Certificateholder with Respect to Bankruptcy..........................................15
   Section 4.4.  Restrictions on Certificateholder's Power.......................................................15
   Section 4.5.  Rights of Certificateholder.....................................................................16


ARTICLE V........................................................................................................17
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES.......................................................................17
   Section 5.1.  Certificate Contribution Account; Certificate Distribution Account..............................17
   Section 5.2.  Application of Funds in Certificate Distribution Account and
         Certificate Contribution Account........................................................................18
   Section 5.3.  Method of Payment...............................................................................18
   Section 5.4.  No Segregation of Moneys; No Interest...........................................................19
   Section 5.5.  Accounting; Reports; Tax Returns................................................................19


ARTICLE VI.......................................................................................................20
AUTHORITY AND DUTIES OF DELAWARE Trustee, CO-OWNER
TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE.....................................................................20
   Section 6.1.  General Authority...............................................................................20
   Section 6.2.  General Duties..................................................................................20
   Section 6.3.  Action upon Instruction.........................................................................20
   Section 6.4.  No Duties Except as Specified in this Agreement or in Instructions..............................21
   Section 6.5.  No Action Except under Specified Documents or Instructions......................................22
   Section 6.6.  Restrictions....................................................................................22
   Section 6.7.  Administration Agreement........................................................................22


ARTICLE VII......................................................................................................24
CONCERNING THE Delaware Trustee, CO-OWNER TRUSTEE AND
CO-OWNER ELIGIBLE LENDER TRUSTEE.................................................................................24
   Section 7.1.  Acceptance of Delaware Trustee and Co-Owner Trustee.............................................24
   Section 7.2.  Furnishing of Documents.........................................................................25
   Section 7.3.  Representations and Warranties..................................................................25
   Section 7.4.  Reliance; Advice of Counsel.....................................................................27
   Section 7.5.  Not Acting in Individual Capacity...............................................................28
   Section 7.6.  Delaware Trustee Not Liable for Certificate, Notes or Financed
         Student Loans...........................................................................................28
   Section 7.7.  Delaware Trustee, Co-Owner Trustee and Co-Owner Eligible Lender
         Trustee May Own Certificate and Notes...................................................................29


ARTICLE VIII.....................................................................................................30
COMPENSATION OF Delaware Trustee, CO-OWNER TRUSTEE AND
CO-OWNER ELIGIBLE LENDER TRUSTEE.................................................................................30
   Section 8.1.  Fees and Expenses of Delaware Trustee, Co-Owner Trustee and
         Co-Owner Eligible Lender Trustee........................................................................30



   Section 8.2.  Indemnification.................................................................................30
   Section 8.3.  Non-recourse Obligations........................................................................31


ARTICLE IX.......................................................................................................32
TERMINATION......................................................................................................32
   Section 9.1.  Termination of the Trust........................................................................32


ARTICLE X........................................................................................................34
SUCCESSOR Delaware TrusteeS, CO-OWNER TRUSTEES
AND CO-OWNER ELIGIBLE LENDER TRUSTEES............................................................................34
   Section 10.1.  Eligibility Requirements for Delaware Trustee, Co-Owner
         Trustee and Co-Owner Eligible Lender Trustee............................................................34
   Section 10.2.  Resignation or Removal of Delaware Trustee, Co-Owner Trustee
         or Co-Owner Eligible Lender Trustee.....................................................................34
   Section 10.3.  Successor Trustee..............................................................................35
   Section 10.4.  Merger or Consolidation of Delaware Trustee, Co-Owner Trustee or
         Co-Owner Eligible Lender Trustee........................................................................36
   Section 10.5.  Appointment of Additional Co-Trustee or Separate Trustee.......................................36


ARTICLE XI.......................................................................................................39
MISCELLANEOUS PROVISIONS.........................................................................................39
   Section 11.1.  Amendment......................................................................................39
   Section 11.2.  No Recourse....................................................................................40
   Section 11.3.  Governing Law..................................................................................40
   Section 11.4.  Severability of Provisions.....................................................................41
   Section 11.5.  Certificate Nonassessable and Fully Paid.......................................................41
   Section 11.6.  Third-Party Beneficiaries......................................................................41
   Section 11.7.  Counterparts...................................................................................41
   Section 11.8.  Notices........................................................................................41


SIGNATURES.......................................................................................................43


EXHIBIT A - FORM OF TRUST CERTIFICATE
EXHIBIT B - FORM OF PURCHASER'S LETTER

         THIS TRUST AGREEMENT, dated as of August 1, 1999, is made among STUDENT LOAN FUNDING RIVERFRONT LLC, a Delaware limited liability company (together with its permitted successors and assigns, the "Depositor"), FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Delaware Trustee of the Trust created hereunder (in such capacity, the "Delaware Trustee"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as co-owner trustee of the Trust created hereunder (in such capacity, the "Co-Owner Trustee") and is acknowledged and agreed to by, for purposes of any provision relating to FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as co-owner eligible lender trustee for the benefit of the Co-Owner Trustee (in such capacity, the "Co-Owner Eligible Lender Trustee").

         WHEREAS, the Depositor desires to form a common law (as opposed to statutory) trust under the laws of the State of Delaware (the "Trust") and, in connection therewith, to transfer certain of the assets to be pledged under the Indenture to secure the payment of the Notes to the Co-Owner Trustee and, but solely with respect to legal title to the Financed Student Loans, to the Co-Owner Eligible Lender Trustee;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINITIONS.

         Capitalized words and phrases used as defined words and phrases and not otherwise defined herein shall have the meanings given such words and phrases in the Indenture. The following words and phrases, unless otherwise specified, shall have the following meanings:

                  "ADMINISTRATION AGREEMENT" shall mean the Administration Agreement, to be dated as of August 1, 1999, between the Administrator and the Co-Owner Trustee, as the same may be amended and supplemented from time to time.

                  "ADMINISTRATOR" shall mean Student Loan Funding Resources, Inc., an Ohio corporation, or any successor Administrator under the Administration Agreement.

                  "AGREEMENT" or "THIS AGREEMENT" shall mean this Trust Agreement, all amendments and supplements thereto and all exhibits and schedules to any of the foregoing.

                  "AUTHENTICATION AGENT" shall mean Firstar Bank, National Association, or its successor in interest, and any successor authentication agent appointed as provided in this Agreement.

                  "BENEFIT PLAN" shall mean the meaning assigned in Section 3.4 hereof.

                  "BUSINESS DAY" shall mean any day on which the Delaware Trustee, Co-Owner Trustee and the Paying Agent, if any, at their respective addresses set forth in or for purposes of this Agreement, are open for commercial banking business and on which the New York Stock Exchange is open.

                  "CERTIFICATE" shall mean a certificate executed by the Delaware Trustee and authenticated by the Authentication Agent evidencing an undivided interest, whether fractional or whole, in the Trust.

                  "CERTIFICATE CONTRIBUTION ACCOUNT" shall mean the account designated as the Certificate Contribution Account in, and which is established and maintained pursuant to, Section 5.1 hereof.

                  "CERTIFICATE DISTRIBUTION ACCOUNT" shall mean the account designated as the Certificate Distribution Account in, and which is established and maintained pursuant to, Section 5.1 hereof.

                  "CERTIFICATE REGISTER" shall mean the register maintained by the Certificate Registrar pursuant to Section 3.4 hereof.

                  "CERTIFICATE REGISTRAR" shall mean the registrar appointed pursuant to Section 3.4 hereof.

                  "CERTIFICATEHOLDER" or "HOLDER" shall mean the Person in whose name the Certificate is registered in the Certificate Register; provided, however, that if no Certificate has been issued by the Delaware Trustee, the Depositor shall be deemed to be the Certificateholder for purposes of this Agreement.

                  "CERTIFICATEHOLDER'S DISTRIBUTION DATE" shall mean the date on which amounts in the Certificate Distribution Account are disbursed by the Co-Owner Trustee to the Certificateholder which Date shall be the last Business Day of each calendar month in which a deposit has been made to the Certificate Distribution Account at least one day prior to such last Business Day.

                  "CLOSING DATE" shall mean August 1, 1999.

                  "CO-OWNER ELIGIBLE LENDER TRUST AGREEMENT" shall mean the Co-Owner Eligible Lender Trust Agreement, dated as of August 1, 1999, by and between the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee, as originally executed and as from time to time amended or supplemented.

                  "CO-OWNER ELIGIBLE LENDER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely as eligible lender trustee for the benefit of the Co-Owner Trustee, and its permitted successors and assigns. The Co-Owner Eligible Lender Trustee is not a trustee of the Trust.

                  "CO-OWNER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of the Trust created hereunder, and its permitted successors and assigns.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                  "CORPORATE TRUST OFFICE" shall mean (i) with respect to the Delaware Trustee, the principal office of the Delaware Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the Closing Date is located at One Rodney Square, Suite 100, 920 King Street, Wilmington, Delaware 19801,
         Attention: Corporate Trust Administration; the telecopy number for the Corporate Trust Office on the date of the execution of this Agreement is (302) 888-7544 ; (ii) with respect to the Co-Owner Trustee, the principal office of the Co-Owner Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the Closing Date is located at 425 Walnut Street, Cincinnati, Ohio 45202, Attention: Corporate Trust Administration; the telecopy number for the Corporate Trust Office on the date of the execution of this Agreement is (513) 632-5511 and (iii) with respect to the Co-Owner Eligible Lender Trustee, at the principal office of the Co-Owner Eligible Lender Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the Closing Date is located at 425 Walnut Street, Cincinnati, Ohio 45202, Attention:
         Corporate Trust Administration -- Eligible Lender Trustee; the telecopy number for the Corporate Trust Office of the Co-Owner Eligible Lender Trustee on the date of the execution of this Agreement is (513) 632-5511.

                  "DELAWARE TRUSTEE" shall mean First Union Trust Company, National Association, not in its individual capacity, but solely as Delaware trustee of the Trust created hereunder, and any successor trustee appointed as provided in this Agreement.

                  "DEPOSITOR" shall mean Student Loan Funding Riverfront LLC, a Delaware limited liability company, and its permitted successors and assigns.

                  "DEPOSITOR ELIGIBLE LENDER TRUSTEE" shall mean Firstar Bank, National Association, as the eligible lender trustee under the Eligible Lender Trust Agreement, and its lawful successors and assigns.

                  "ELIGIBLE LENDER TRUST AGREEMENT" shall mean the Eligible Lender Trust Agreement, dated as of August 1, 1999, by and between the Depositor and the Depositor Eligible Lender Trustee, as originally executed and as from time to time amended or supplemented.

                  "ERISA" shall mean the meaning assigned to such term in
         Section 3.4(e) hereof.

                  "EXPENSES" shall have the meaning assigned to such term in
         Section 8.2 hereof.

                  "INDEMNIFIED PARTIES" shall mean the meaning assigned to such term in Section 8.2 hereof.

                  "INDENTURE" shall mean, collectively, the Indenture of Trust and the Terms Supplement to the Indenture of Trust, each to be dated as of ____________, 1999, among the Trust, the Co-Owner Eligible Lender Trustee and the Indenture Trustee, as amended, supplemented or restated from time to time.

                  "INDENTURE TRUSTEE" shall mean Firstar Bank, National Association, or its successor in interest, acting not individually but solely as trustee, and any successor trustee appointed as provided in the Indenture.

                  "INSTRUCTING PARTY" shall have the meaning assigned to such term in Section 6.3(a) hereof

                  "MASTER SERVICING AGREEMENT" shall mean the Master Servicing Agreement, to be dated as of August 1, 1999, between the Co-Owner Trustee and the Administrator, as master servicer, as the same may be amended and supplemented from time to time.

                  "NOTES" shall mean the Student Loan Asset-Backed Notes, Senior Series 1999A-1, Senior Series 1999A-2 and Subordinate Series 1999B-1, to be issued by the Trust under the Indenture.

                  "PAYING AGENT" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 hereof, which initially shall be Firstar Bank, National Association.

                  "PERCENTAGE INTEREST" shall mean that percentage of the total beneficial interest in the Trust that is held by the Certificateholder, which Percentage Interest with respect to the initially issued Certificate shall be 100%.

                  "RECORD DATE" shall mean, with respect to the Certificateholder's Distribution Date, the close of business on the last Business Day immediately preceding such Certificateholder's Distribution Date.

                  "RELATED DOCUMENTS" shall mean the Co-Owner Eligible Lender Trust Agreement, the Transfer and Sale Agreement, the Master Servicing Agreement, the Indenture, the Certificate, the Notes and the Administration Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

                  "RESPONSIBLE OFFICER" shall mean a duly appointed officer of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, having responsibility for performance of the respective obligations of the Delaware Trustee, the Co-Owner Trustee or Co-Owner Eligible Lender Trustee hereunder.

                  "STUDENT LOAN" shall have the meaning assigned to such term in
         Section 1.1 of the Indenture.

                  "TRANSFER AND SALE AGREEMENT" shall mean the Transfer and Sale Agreement, to be dated as of ____________, 1999, among the Transferor, the Trust and the Co-Owner Eligible Lender Trustee, as the same may be amended and supplemented from time to time.

                   "TRANSFEROR" shall mean, collectively, the Depositor or its successor in interest, and the Depositor Eligible Lender Trustee or its successor in interest, if and to the extent that the Depositor Eligible Lender Trustee holds legal title to the Financed Student Loans on behalf of the Depositor to be transferred in trust to the Co-Owner Eligible Lender Trustee.

                  "TRUST" shall mean the common law (as opposed to statutory) trust created by this Agreement under the laws of the State of Delaware and designated "Student Loan Funding 1999-A Trust", the estate of which consists of the Trust Property.

                  "TRUST PROPERTY" shall mean the property and proceeds of every description conveyed to the Co-Owner Trustee and, but solely with respect to legal title to the Financed Student Loans, the Co-Owner Eligible Lender Trustee (i) initially pursuant to Section 2.5 hereof and (ii) hereafter pursuant to the Transfer and Sale Agreement, together with all amounts deposited in the Certificate Contribution Account and the Certificate Distribution Account (including all Eligible Investments therein and all proceeds therefrom).

                  "TRUSTEE" shall mean any one of the Trustees.

                  "TRUSTEES" shall mean, collectively, the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee. (although the Co-Owner Trustee is not a trustee of the Trust).

         Section 1.2 USAGE OF TERMS.

         With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation." To the extent that definitions are contained in this Agreement, or in any such certificate or other document, such definitions shall control.

         Section 1.3 SECTION REFERENCES.

         All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

                                   ARTICLE II

                                CREATION OF TRUST

         Section 2.1 CREATION OF TRUST.

         There is hereby formed a common law (as opposed to statutory) trust to be known as "Student Loan Funding 1999-A/B Trust," under which and in which name, but solely to the extent provided in this Agreement, the Delaware Trustee andthe Co-Owner Trustee may conduct business, make and execute contracts and other instruments and sue and be sued. References to the name "Student Loan Funding 1999-A/B Trust" in this Agreement, any Related Document or any registration statement and related prospectus shall mean Firstar Bank, National Association, not in its individual capacity, but solely as Co-Owner Trustee of the Trust.

         Section 2.2 OFFICE.

         Except as otherwise provided in this Agreement with respect to the Delaware Trustee for purposes of performance of the duties of the Delaware Trustee set forth herein, the office of the Trust shall be in care of the Co-Owner Trustee at its Corporate Trust Office or at such other address in the State of Ohio as the Co-Owner Trustee may designate by written notice to the Delaware Trustee, the Certificateholder and the Depositor.

         Section 2.3 PURPOSES AND POWERS.

         (a) The purpose of the Trust is, and the Delaware Trustee and the Co-Owner Trustee on behalf of the Trust, but each only to the extent provided in this Agreement, shall have the power and authority, to engage in the following activities:

                  (i) to issue and sell the initial Certificate pursuant to this Agreement and to pay the organizational, start-up and transactional expenses of the Trust from amounts on deposit in the Certificate Contribution Account;

                  (ii) to execute and deliver the Transfer and Sale Agreement, whereby the Depositor and the Depositor Eligible Lender Trustee shall transfer and assign to the Trust and the Co-Owner Eligible Lender Trustee all of the Trust Property;

                  (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Property to which it holds title and all of its right, title and interest in the Transfer and Sale Agreement, to the Indenture Trustee for the benefit of the Noteholders (and to execute (by any one or more of the Trustees) and file Uniform Commercial Code financing statements as deemed necessary or appropriate to evidence the same) and to hold, manage and distribute to the Certificateholder pursuant to the terms hereof any portion of the Trust Property released from the lien of, and remitted to the Co-Owner Trustee for deposit in the Certificate Distribution Account pursuant to, the Indenture;

                  (iv) to issue and sell one or more series of the Notes;

                  (v) to enter into and perform its obligations under the Related Documents to which it is a party;

                  (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the Related Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of distributions to the Certificateholder.

         (b) Except as otherwise expressly provided herein with respect to the Delaware Trustee and the Co-Owner Eligible Lender Trustee, the Co-Owner Trustee is hereby authorized to engage in the foregoing activities. The Co-Owner Trustee shall not engage in any activity other than in connection with the foregoing or other than as required or expressly authorized by the terms of this Agreement or the Related Documents.

         Section 2.4 APPOINTMENT OF DELAWARE TRUSTEE AND CO-OWNER TRUSTEE.

         The Depositor hereby appoints (i) the Delaware Trustee as trustee of the Trust and (ii) the Co-Owner Trustee as co-trustee of the Trust, effective as of the date hereof, to have all the respective rights, powers and duties set forth herein. Each of the Delaware Trustee and the Co-Owner Trustee hereby accepts its respective appointment.

         Section 2.5 INITIAL CAPITAL CONTRIBUTION OF TRUST PROPERTY.

         The Depositor hereby assigns, transfers, conveys and sets over to the Co-Owner Trustee, as of the date hereof, the sum of One Hundred Dollars ($100). The Co-Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Property and shall be deposited in the Certificate Contribution Account. To the extent not otherwise provided for by amounts on deposit in the Certificate Contribution Account, the Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, promptly reimburse the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee for any such expenses paid by the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee.

         Section 2.6 DECLARATION OF TRUST.

         Each of the Delaware Trustee and the Co-Owner Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the interests and rights in the Trust Property granted to other Persons by the Related Documents. The Co-Owner Eligible Lender Trustee hereby acknowledgeds and agrees that it is holding legal title to that part of the Trust Property constituting Financed Student Loans in trust upon and subject to the conditions set forth herein. It is the intention and agreement of the parties hereto that the Trust constitute a common law (as opposed to a statutory) trust under the laws of the State of Delaware and that this Agreement constitute the governing instrument of such trust. It is the intention and agreement of the parties hereto that, solely for income and franchise tax purposes, the Trust, having at all times but a single Certificateholder, shall be treated as a "disregarded entity", i.e. the Trust will be disregarded as an entity separate from the Certificateholder. Unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed all required annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a

"disregarded entity" for such tax purposes. Effective as of the date hereof, each of the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee shall have all rights, powers and duties set forth herein and in the laws of the State of Delaware with respect to accomplishing the purposes of the Trust.

         Section 2.7 LIABILITY OF A CERTIFICATEHOLDER.

         (a) The Certificateholder shall not be liable directly to indemnify an injured party for all losses, claims, damages, liabilities and expenses of the Trust, to the extent not paid out of the Trust Property. The Certificateholder shall not be liable for any losses incurred by a Note Owner in the capacity of an investor in the Notes.

         (b) The Certificateholder shall not have any personal liability for any liability or obligation of the Trust or by reason of any action taken by the parties to this Agreement pursuant to any provisions of this Agreement or any Related Document.

         Section 2.8 TITLE TO TRUST PROPERTY.

         (a) Legal title to all the Trust Property (other than the Financed Student Loans) shall be vested at all times in the Co-Owner Trustee, not in its individual capacity but solely as Co-Owner Trustee of the Trust and except where applicable law in any jurisdiction requires legal title to any part of such Trust Property to be vested in another trustee or trustees, in which case, after the appropriate actions under Section 10.5 hereof shall have been taken, legal title shall be deemed to be vested in such other co-trustee and/or separate trustee, as the case may be. Legal title to all Trust Property consisting of the Financed Student Loans shall be vested at all times in the Co-Owner Eligible Lender Trustee, not in its individual capacity but solely as Co-Owner Eligible Lender Trustee pursuant to the Co-Owner Eligible Lender Trust Agreement for the benefit of the Trust; provided, however, that any such trustee shall be an "eligible lender" under the Higher Education Act.

         (b) The Certificateholder shall not have legal title to any part of the Trust Property. The Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and IX of this Agreement. No transfer, by operation of law or otherwise, of any right, title or interest by the Certificateholder of its ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         Section 2.9 SITUS OF TRUST.

         The chief executive office and principal place of business of the Trust will be located at the Corporate Trust Office of the Co-Owner Trustee. The Trust shall at all times be administered in the State of Ohio. All bank accounts shall be maintained by the Co-Owner Trustee and shall be located in the State of Ohio. The Trust shall not have any employees in any state; provided, however, that nothing herein shall restrict or prohibit the Delaware Trustee, the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee, the Depositor, the Administrator, the Servicer or any agent of the Trustees from having employees within or without the State of Delaware or the State of Ohio. Payment will be received by the Co-Owner Trustee only in the State of Ohio, and payments will be made by the Co-Owner Trustee only from the State of Ohio.

         Section 2.10 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         By execution of this Agreement, the Depositor makes the following representations and warranties on which the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee each relies in accepting the Trust Property in trust and issuing the Certificate:

         (a) Organization and Good Standing. It has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Agreement and the Related Documents.

         (b) Due Qualification. It is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Related Documents requires such qualification.

         (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and its Related Documents and to perform its obligations pursuant thereto, and the execution, delivery and performance of this Agreement and its Related Documents have been duly authorized by all necessary company action.

         (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with its execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and its Related Documents and the fulfillment of its obligations under this Agreement and its Related Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, its certificate of formation or limited liability company agreement, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Certificate or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Related

Documents, or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate.

         Section 2.11 FEDERAL INCOME TAX ALLOCATIONS.

         Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Certificateholder, as of the Record Date for such month, in an amount equal to the amount distributable for such month to such Certificateholder.

         Section 2.12 COVENANTS OF CERTIFICATEHOLDER.

         The Certificateholder agrees:

         (a) to be bound by the terms and conditions of the Certificate and of this Agreement, including any supplements or amendments hereto and to perform the obligations of the Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Delaware Trustee, the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee and any other future Certificateholder;

         (b) to hereby appoint the Administrator as such Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Certificateholder with respect to this Agreement and that, if requested by the Co-Owner Trustee, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. The Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Administrator on behalf of the Certificateholder;

         (c) to notify the Delaware Trustee and the Co-Owner Trustee of any transfer by it of the Certificate in a taxable sale or exchange, within 30 days of the date of the transfer, provided, however, that notwithstanding anything to the contrary in this Agreement, the Certificateholder shall not transfer the Certificate so long as there are any Notes outstanding unless the transfer is related to (i) the adjudication of the Certificateholder as bankrupt or insolvent, (ii) the reorganization or relief of the Certificateholder under any applicable federal or state law relating to bankruptcy, (iii) the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Certificateholder or a substantial part of its property or (iv) an assignment by the Certificateholder for the benefit of its creditors; and

         (d) not to, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                                   ARTICLE III


                                 THE CERTIFICATE

         Section 3.1 INITIAL OWNERSHIP.

         Upon the creation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and in the absence of the issuance of the initial Certificate, the Depositor shall be the sole beneficiary of the Trust.

         Section 3.2 THE CERTIFICATE.

         A single Certificate registered in the name of the Depositor and representing the whole beneficial interest in the Trust shall be initially issued in accordance with the provisions of Section 3.3 hereof. The Certificate shall be substantially in the form of Exhibit A to this Agreement with such changes as are necessary or appropriate and not inconsistent with this Agreement. The Certificate shall be executed by the Delaware Trustee by manual or facsimile signature of any authorized signatory of the Delaware Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Delaware Trustee shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificate.

         Section 3.3 AUTHENTICATION OF CERTIFICATE.

         Simultaneously with the assignment and transfer to the Trust of the Transferred Assets pursuant to the Transfer and Sale Agreement and the delivery to the Co-Owner Eligible Lender Trustee and the Co-Owner Trustee of the Financed Student Loans and the other Trust Property, respectively, the Delaware Trustee shall execute the Certificate and shall cause the Certificate to be authenticated by the Authentication Agent and delivered to or upon the order of the Depositor. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, executed by the Authentication Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. The Co-Owner Trustee is hereby initially appointed Authentication Agent. The Certificate shall be dated the date of its authentication.

         Section 3.4 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATE.

         (a) The Certificate Registrar shall maintain, or cause to be maintained, at the office or agency maintained pursuant to Section 3.8 hereof, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Co-Owner Trustee shall provide for the registration of the Certificate and of transfers and exchanges of the Certificate as provided in this Agreement. The Co-Owner Trustee is hereby initially appointed Certificate Registrar for the purpose of registering the Certificate and transfers and exchanges of the Certificate as provided in this Agreement.

         (b) Subject to the provisions of paragraph (c) of Section 2.12 of this Agreement and paragraph (e) of this Section 3.4, the Depositor, as the registered Holder of the initial single Certificate, may transfer (but solely to the extent not otherwise limited or prohibited in the Certificate or this Agreement), or exchange for other Certificates aggregating Percentage Interests equal to 100%, the initial Certificate upon surrender of such Certificate to be transferred or exchanged at the office or agency of the Co-Owner Trustee maintained pursuant to Section 3.8 hereof. Upon surrender for registration of transfer of any Certificate at the office or agency of the Co-Owner Trustee maintained pursuant to Section 3.8 hereof, the Co-Owner Trustee shall cause the Delaware Trustee to execute, and the Authentication Agent shall authenticate and deliver in the name of the designated transferee, one or more new Certificates in an aggregate amount equal to the surrendered Certificate, each dated the date of authentication.

         (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Co-Owner Trustee and the Certificate Registrar, duly executed by the Holder or its attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Co-Owner Trustee in accordance with its customary practice.

         (d) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Co-Owner Trustee or the Certificate Registrar (if different from the Co-Owner Trustee) may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of a Certificate.

         (e) No Certificate may be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title 1 of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Certificate, the Certificateholder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         Section 3.5 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATE.

         If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Delaware Trustee, the Certificate Registrar (if different from the Co-Owner Trustee) and the Co-Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar, the Co-Owner Trustee or the Delaware Trustee that such Certificate has been acquired by a bona fide purchaser, the Co-Owner Trustee shall cause the Delaware Trustee to execute, and the Authentication Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and amount. In connection with the issuance of any new Certificate under this
Section 3.5, the Co-Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Co-Owner Trustee, the Delaware Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of beneficial ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.6 PERSON DEEMED CERTIFICATEHOLDER.

         Prior to due presentation of a Certificate for registration of transfer, the Co-Owner Trustee, the Certificate Registrar (if different from the Co-Owner Trustee) and any agent of the Co-Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the holder of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 hereof and for all other purposes whatsoever, and neither the Delaware Trustee, the Co-Owner Trustee, or the Certificate Registrar nor any agent of the Delaware Trustee, the Co-Owner Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

         Section 3.7 [RESERVED]

         Section 3.8 MAINTENANCE OF OFFICE OR AGENCY.

         (a) The Co-Owner Trustee shall maintain in Cincinnati, Ohio an office or offices or agency or agencies where a Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Co-Owner Trustee in respect of such Certificate and the Related Documents may be served. The Co-Owner Trustee initially designates its Corporate Trust Office for such purposes. The Co-Owner Trustee shall give prompt written notice to the Delaware Trustee, the Depositor, the Co-Owner Eligible Lender Trustee and the Certificateholder of any change in the location of the Certificate Register or any such office or agency.

         (b) The Delaware Trustee shall maintain in Wilmington, Delaware an office or offices from which it shall perform its obligations under this Agreement and at which all service of process with respect to this Agreement shall be made. The Delaware Trustee initially designates its Corporate Trust Office for such purposes. The Delaware Trustee shall give prompt written notice to the Co-Owner Trustee, the Depositor, the Co-Owner Eligible Lender Trustee and the Certificateholder of any change in the location of such office or agency.

         (c) The Co-Owner Eligible Lender Trustee shall maintain in Cincinnati, Ohio an office or offices from which it shall perform its obligations under this Agreement and at which all service of process with respect to this Agreement shall be made. The Co-Owner Eligible Lender Trustee initially designates its Corporate Trust Office for such purposes. The Co-Owner Eligible Lender Trustee shall give prompt written notice to the Delaware Trustee, the Co-Owner Trustee, the Depositor and the Certificateholder of any change in the location of such office or agency.

         Section 3.9 APPOINTMENT OF PAYING AGENT.

         The Paying Agent shall make distributions to the Certificateholder from the Certificate Distribution Account pursuant to Section 5.2 hereof and shall report the amounts of such distributions to the Delaware Trustee and Co-Owner Trustee (if different from the Paying Agent). Any Paying Agent (if different from the Co-Owner Trustee) shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Co-Owner Trustee (if different from the Paying Agent) may revoke such power and remove the Paying Agent if the Co-Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be Firstar Bank, National Association, and any co-paying agent chosen by Firstar Bank, National Association. Firstar Bank, National Association shall be permitted to resign as Paying Agent upon 30 days' written notice to the Delaware Trustee. In the event that Firstar Bank, National Association shall no longer be the Paying Agent, the Co-Owner Trustee with the written consent of the Delaware Trustee, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Co-Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Co-Owner Trustee to execute and deliver to the Co-Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Co-Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholder in trust for the benefit of the Certificateholder entitled thereto until such sums shall be paid to such Certificateholder. The Paying Agent (if different from the Co-Owner Trustee) shall return all unclaimed funds to the Co-Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Co-Owner Trustee (if different from the Paying Agent). The provisions of Sections 7.1, 7.3, 7.4 and
8.2 hereof shall apply to the Co-Owner Trustee also in its role as Paying Agent, for so long as the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                   ARTICLE IV


                          ACTIONS BY Delaware Trustee,

              CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE

         Section 4.1 RESTRICTION ON POWER OF CERTIFICATEHOLDER.

         The Certificateholder shall not have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement.

         Section 4.2 PRIOR NOTICE TO CERTIFICATEHOLDER WITH RESPECT TO CERTAIN MATTERS.

         Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall take any of the following actions, unless at least 30 days before the taking of such action, the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, shall have notified the other Trustees and the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Delaware Trustee or the Co-Owner Trustee, as the case may be, in writing prior to the 30th day after such notice is given that such Certificateholder has withheld consent or provided alternative direction:

         (a) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required unless such amendment would not materially adversely affect the interests of the Certificateholder, the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee; or

         (b) the amendment, change or modification of the Administration Agreement, unless such amendment would not materially adversely affect the interests of the Certificateholder, the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee.

         Section 4.3 ACTION BY CERTIFICATEHOLDER WITH RESPECT TO BANKRUPTCY.

         Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall have the power to commence a voluntary proceeding in bankruptcy relating to the Trust, if otherwise permitted by applicable law, without the prior approval of the Certificateholder and the delivery to the Delaware Trustee and the Co-Owner Trustee by such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.4 RESTRICTIONS ON CERTIFICATEHOLDER'S POWER.

         The Certificateholder shall not have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Related Document, unless the Certificateholder previously shall have given to the Delaware Trustee and the Co-Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement and unless also the Certificateholder shall have made written request upon the Delaware Trustee and the Co-Owner Trustee to institute such action, suit or proceeding in its own respective names as Delaware

Trustee and Co-Owner Trustee under this Agreement and shall have offered to the Delaware Trustee and Co-Owner Trustee such reasonable indemnity as each may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Delaware Trustee and Co-Owner Trustee, for 30 days after their receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Delaware Trustee and Co-Owner Trustee pursuant to and in compliance with this Section or Section 6.3 hereof.

         Section 4.5 RIGHTS OF CERTIFICATEHOLDER.

         Notwithstanding anything to the contrary in the Related Documents, without the prior written consent of the Certificateholder, neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall (i) remove the Administrator, (ii) initiate any claim, suit or proceeding under this Agreement or compromise any claim, suit or proceeding brought pursuant to this Agreement or (iii) authorize the merger, conversion or consolidation of the Trust with or into any business trust or other entity (other than in accordance with the Indenture).

                                   ARTICLE V


                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         Section 5.1 CERTIFICATE CONTRIBUTION ACCOUNT; CERTIFICATE DISTRIBUTION ACCOUNT.

         (a) The Co-Owner Trustee, for the benefit of the Certificateholder, shall establish and maintain the Certificate Contribution Account, in the name of the Co-Owner Trustee for the benefit of the Certificateholder. The Certificate Contribution Account shall be a segregated trust account hereunder established by the Co-Owner Trustee and maintained at the Corporate Trust Office of the Co-Owner Trustee. The Co-Owner Trustee shall deposit in the Certificate Contribution Account all amounts received from the Depositor pursuant to Section
2.5 hereof.

         (b) The Co-Owner Trustee, for the benefit of the Certificateholder, shall establish and maintain the Certificate Distribution Account in the name of the Trust for the benefit of the Certificateholder. The Certificate Distribution Account shall be a segregated trust account hereunder established and maintained by and with the Co-Owner Trustee at its Corporate Trust Office. The Co-Owner Trustee shall deposit in the Certificate Distribution Account all amounts received from the Indenture Trustee as and when received.

         (c) The Co-Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Contribution Account and the Certificate Distribution Account and in all proceeds of each.

         (d) All amounts held in the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Co-Owner Trustee in Eligible Investments that mature not later than one Business Day prior to the Certificateholder's Distribution Date to which such amounts relate. Investments in Eligible Investments shall be made in the name of the Co-Owner Trustee, and such investments shall not be sold or disposed of prior to their maturity. Any investment of funds in the Certificate Distribution Account shall be made in Eligible Investments held by a financial institution with respect to which (a) such institution has noted the Co-Owner Trustee's interest therein by book entry or otherwise and (b) a confirmation of the Co-Owner Trustee's interest has been sent to the Co-Owner Trustee by such institution, provided that such Eligible Investments are (i) specific certificated securities, and (ii) either (A) in the possession of such institution or (B) in the possession of a clearing corporation in New York, registered in the name of such clearing corporation, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Co-Owner Trustee's interest therein, and held by such clearing corporation in an account of such institution. Subject to the other provisions hereof, the Co-Owner Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Co-Owner Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Co-Owner Trustee in a manner which complies with this Section 5.1. All interest, gains upon sale and other income from, or earnings on investment of funds in the Certificate Distribution Account shall be distributed on the next Certificateholder's Distribution Date pursuant to Section 5.2 hereof.

         Section 5.2 APPLICATION OF FUNDS IN CERTIFICATE DISTRIBUTION ACCOUNT AND CERTIFICATE CONTRIBUTION ACCOUNT.

         (a) On each Certificateholder's Distribution Date, the Co-Owner Trustee shall distribute to the Certificateholder the Certificateholder's pro rata amount of the aggregate undistributed amounts deposited in the Certificate Distribution Account pursuant to Section 5.1 hereof.

         (b) On each Certificateholder's Distribution Date, the Co-Owner Trustee shall send to the Certificateholder any statement received from the Indenture Trustee pursuant to the Indenture.

         (c) In the event that any withholding tax is imposed on the Co-Owner Trustee's distribution (or allocations of income) to the Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Co-Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to such Certificateholder sufficient funds for the payment of any tax that is legally owed on account of the Trust (but such authorization shall not prevent the Co-Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to such Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Co-Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this paragraph (c). In the event that such Certificateholder wishes to apply for a refund of any such withholding tax, the Co-Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Co-Owner Trustee for any out-of-pocket expenses incurred.

         (d) On any Business Day on which there are due and payable organizational, start-up and transactional expenses pursuant to this Agreement, the Co-Owner Trustee shall, to the extent of available amounts in the Certificate Contribution Account, pay such expenses from the Certificate Contribution Account; provided, however, that if an insufficiency in the Certificate Contribution Account exists or would exist upon payment of such expenses, the Co-Owner Trustee shall notify the Depositor in writing of such insufficiency and the Depositor shall immediately pay to the Co-Owner Trustee an amount at least equal to such insufficiency. To the extent that there are amounts on deposit in the Certificate Distribution Account pending distribution on any such Business Day, the Co-Owner Trustee, with the consent of the Certificateholder, may transfer a portion or all of such amounts from the Certificate Distribution Account to the Certificate Contribution Account and such amounts shall be applied to the payment of the expenses payable from amounts in the Certificate Contribution Account.

         Section 5.3 METHOD OF PAYMENT.

         Subject to Section 9.1(c) hereof, distributions required to be made to the Certificateholder on any Certificateholder's Distribution Date shall be made to such Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and the amount of such distribution is not less than $50,000 or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         Section 5.4 NO SEGREGATION OF MONEYS; NO INTEREST.

         Subject to Sections 5.1 and 5.2, moneys received by the Co-Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Co-Owner Trustee shall not be liable for any interest thereon.

         Section 5.5 ACCOUNTING; REPORTS; TAX RETURNS.

         (a) The Administrator has agreed pursuant to the Administration Agreement that the Administrator shall (i) maintain (or cause to be maintained) the books of the Trust on a fiscal year basis on the accrual method of accounting (such fiscal year initially being the fiscal year of the Depositor),
(ii) deliver to the Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable such Certificateholder to prepare its Federal and state income tax returns,
(iii) file or cause to be filed such tax returns, if any, relating to the Trust, and direct the Co-Owner Trustee to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a "disregarded entity" (or, if applicable, a partnership for Federal income tax purposes), (iv) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to the Certificateholder and (v) file or cause to be filed all documents required to be filed by the Co-Owner Trustee with the Commission and otherwise take or cause to be taken all such actions as are required for the Trust's compliance with all applicable provisions of state and federal securities laws.

         (b) The Co-Owner Trustee shall make all elections pursuant to this
Section 5.5 as directed in writing by the Certificateholder.

         (c) The Co-Owner Trustee shall sign any tax returns relating to the Trust, unless applicable law requires the Certificateholder to sign such documents, in which case such documents shall be signed by the Certificateholder qualified to sign such return, or such Certificateholder's law agent or attorney-in-fact. In signing any such tax return, the Co-Owner Trustee shall rely entirely upon, and shall have no liability for, information or calculations provided by the Administrator.

                                   ARTICLE VI


                    AUTHORITY AND DUTIES OF DELAWARE TRUSTEE,

              CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE

         Section 6.1 GENERAL AUTHORITY.

         The Co-Owner Trustee is authorized and directed to execute, not in its individual capacity but solely as trustee of the Trust, and deliver, and the Co-Owner Trustee authorizes and directs the Co-Owner Eligible Lender Trustee to execute, not in its individual capacity but solely as eligible lender trustee for the benefit of the Co-Owner Trustee, and deliver, the Related Documents to which it is to be a party and each certificate or other document attached as an exhibit to, or contemplated by, the Related Documents to which the Trust is to be a party and any amendment thereto. In addition to the foregoing, the Co-Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Related Documents. The Co-Owner Trustee is further authorized hereunder to enter into the Administration Agreement, to appoint, with the prior written consent of the Depositor, a successor Administrator and to take from time to time such action as the Administrator recommends with respect to the Related Documents so long as such actions are consistent with the terms of the Related Documents.

         Section 6.2 GENERAL DUTIES.

         It shall be the duty of the Co-Owner Trustee (and not the Delaware Trustee) to discharge (or cause to be discharged through the Administrator or such agents as shall be appointed by the Administrator) all of its responsibilities pursuant to the terms of this Agreement and the Related Documents and to administer the Trust in the interest of the Certificateholder, subject to the Related Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Co-Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Related Documents to the extent the Administrator has agreed in the Administration Agreement, or the Co-Owner Eligible Lender Trustee has agreed in the Co-Owner Eligible Lender Trust Agreement, to perform any act or to discharge any duty of the Co-Owner Trustee hereunder or under any Related Document, and the Co-Owner Trustee shall not be liable for the default or failure of the Administrator or the Co-Owner Eligible Lender Trustee, as the case may be, to carry out its obligations under the Administration Agreement or Co-Owner Eligible Lender Trust Agreement, respectively.

         Section 6.3 ACTION UPON INSTRUCTION.

         (a) Subject to Article IV of this Agreement, the Administrator (the "Instructing Party") shall have the exclusive right to direct the actions of the Co-Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Related Document. The Instructing Party shall not instruct the Co-Owner Trustee in a manner inconsistent with this Agreement or the Related Documents.

         (b) Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be required to take any action hereunder or under any Related Document if they, or any one of them, shall have reasonably determined, or shall have been advised by counsel, that such action is contrary to the terms hereof or of any Related Document or is otherwise contrary to law.

         (c) Whenever the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Related Document, the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender acts in good faith in accordance with any written instruction received from the Instructing Party, neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee, as the case may be, shall be liable on account of such action to any Person. If the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee is unsure as to the application of any provision of this Agreement or any Related Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee or is silent or is incomplete as to the course of action that the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee is required to take with respect to a particular set of facts, the Delaware Trustee, the Co-Owner Trustee, or the Co-Owner Eligible Lender Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee acts or refrains from acting in good faith in accordance with any such instruction received, neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be liable on account of such action or inaction to any Person. If the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

         Section 6.4 NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS.

         Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which any one of them is a party, except as expressly provided by the terms of this Agreement

(including as provided in Section 6.2 hereof), in any Related Document or in any written instruction received by the Co-Owner Trustee or Co-Owner Eligible Lender Trustee pursuant to Section 6.3 hereof; and no implied duties or obligations shall be read into this Agreement or any Related Document against the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee. Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall have any responsibility for preparing, monitoring or filing any financing or continuation statements in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any Related Document; provided, however, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee shall, from time to time, execute and deliver such financing or continuation statements as are prepared by the Administrator or the Indenture Trustee and are delivered to the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee for execution for the purpose of perfecting or maintaining the perfection of such a security interest or lien or effecting such a recording. Each of the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee, nevertheless, agrees that it will, at its own cost and expense (and not at the expense of the Trust), promptly take all action as may be necessary to discharge any liens on any part of the Trust Property that are attributable to claims against the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee in its individual capacity, respectively, that are not related to the ownership or the administration of the Trust Property.

         Section 6.5 NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS.

         Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall manage, control, use, sell, dispose of or otherwise deal with any part of, the Trust Property except (i) in accordance with the powers granted to and the authority conferred upon the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, respectively, pursuant to this Agreement, or, in the case of he Co-Owner Eligible Lender Trustee, the Co-Owner Eligible Lender Trust Agreement, (ii) in accordance with the Related Documents and (iii) in accordance with any document or instruction delivered to the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, respectively, pursuant to Section 6.3 or
Section 6.4 hereof.

         Section 6.6 RESTRICTIONS.

         Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.3 hereof or (ii) that, to the actual knowledge of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholder shall not direct the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee to take action that would violate the provisions of this Section.

         Section 6.7 ADMINISTRATION AGREEMENT.

         (a) The Administrator is authorized to execute on behalf of Co-Owner Trustee as trustee of the Trust all documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Co-Owner Trustee to prepare, file or deliver pursuant to the Related Documents. Upon written request, the Co-Owner Trustee shall execute and deliver to the

Administrator a power of attorney appointing the Administrator its agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

         (b) If the Administrator shall resign or be removed pursuant to the terms of the Administration Agreement, the Co-Owner Trustee may, and is hereby authorized and empowered to, subject to obtaining the prior written consent of the Depositor, appoint or consent to the appointment of a successor Administrator pursuant to the Administration Agreement.

         (c) If the Administration Agreement is terminated, the Co-Owner Trustee may, and is hereby authorized and empowered to, subject to obtaining the prior written consent of the Depositor, appoint or consent to the appointment of a Person to perform substantially the same duties as are assigned to the Administrator in the Administration Agreement pursuant to an agreement containing substantially the same provisions as are contained in the Administration Agreement.

         (d) The Co-Owner Trustee shall promptly notify the Certificateholder of any default by or misconduct of the Administrator under the Administration Agreement of which the Co-Owner Trustee has received written notice or of which a Responsible Officer has actual knowledge.

                                  ARTICLE VII


                         CONCERNING THE DELAWARE TRUSTEE
                            AND THE CO-OWNER TRUSTEE

         Section 7.1 ACCEPTANCE OF DELAWARE TRUSTEE AND CO-OWNER TRUSTEE;
DUTIES.

         Each of the Delaware Trustee and the Co-Owner Trustee accepts the trusts hereby created and agrees to perform its respective duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Co-Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of the Related Documents and this Agreement. Neither the Delaware Trustee nor the Co-Owner Trustee shall be answerable or accountable hereunder or under any Related Document under any circumstances, except that the Delaware Trustee or the Co-Owner Trustee, as applicable, shall be answerable or accountable hereunder (i) for its own willful misconduct or negligence, (ii) in the case of the inaccuracy of any representation or warranty given by it contained in Section 7.3 hereof, (iii) for liabilities arising from its failure to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by it or any branch or affiliate thereof in its commercial capacity and (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by it in connection with any of the transactions contemplated by this Agreement or any Related Document. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) neither the Delaware Trustee nor the Co-Owner Trustee shall be liable for any error of judgment made in good faith by an authorized officer of the Delaware Trustee or the Co-Owner Trustee, respectively;

         (b) neither the Delaware Trustee nor the Co-Owner Trustee shall be liable with respect to any action taken or omitted to be taken by either in good faith in accordance with the instructions of the Instructing Party;

         (c) no provision of this Agreement or any Related Document shall require the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee to expend or risk funds or otherwise incur any financial liability in the performance of its rights or powers hereunder or under any Related Document if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to them;

         (d) under no circumstances shall the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee be liable for indebtedness evidenced by or arising under this Agreement or any of the Related Documents, including the principal of and interest and any Carryover Interest on the Notes;

         (e) neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or each other hereunder or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Related Documents, other than (i) with respect to the Delaware Trustee, the execution by the Delaware Trustee of each Certificate and (ii) with respect to the Co-Owner Trustee, the certificate of authentication on a Certificate, and neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall in any event assume or incur any liability, duty, or obligation to each other, the Administrator, the Indenture Trustee, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Related Documents;

         (f) neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be liable for the default or misconduct of each other, the Administrator, the Indenture Trustee or the Depositor under any of the Related Documents or otherwise and neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall have any obligation or liability to perform the obligations under this Agreement or the Related Documents that are required to be performed by the Administrator under the Administration Agreement, by the Indenture Trustee under the Indenture or by the Master Servicer under the Master Servicing Agreement; and

         (g) neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Related Document, at the request, order or direction of the Instructing Party, unless such Instructing Party has offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by it therein or thereby. The right of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee to perform any discretionary act enumerated in this Agreement or in any Related Document shall not be construed as a duty, and neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be answerable for other than its own negligence or willful misconduct in the performance of any such act.

         Section 7.2 FURNISHING OF DOCUMENTS.

         The Co-Owner Trustee shall furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to it under the Related Documents unless such Certificateholder has previously received such items.

         Section 7.3 REPRESENTATIONS AND WARRANTIES.

         (a) The Delaware Trustee hereby represents and warrants to the Depositor and the Certificateholder that:

                  (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority and all franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary to execute, deliver and perform its obligations under this Agreement and each Related Document to which it, not in its individual capacity but solely as trustee of the Trust, is a party.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it, not in its individual capacity but solely as trustee of the Trust, of this Agreement and the Certificate, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Property resulting from actions by or claims against the Delaware Trustee individually which are unrelated to this Agreement or the Related Documents.

         (b) The Co-Owner Trustee hereby represents and warrants to the Depositor and the Certificateholder that:

                  (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority and all franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary to execute, deliver and perform its obligations under this Agreement and each Related Document to which it, not in its individual capacity but solely as trustee of the Trust, is a party.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and each Related Document to which it, not in its individual capacity but solely as trustee of the Trust, is a party, and this Agreement and each Related Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement and each Related Document on its behalf.

                  (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Ohio law, governmental rule or regulation governing the banking or trust powers of the Co-Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Property resulting from actions by or claims against the Co-Owner Trustee individually which are unrelated to this Agreement or the Related Documents.

         (c) The Co-Owner Eligible Lender Trustee hereby represents and warrants to the Depositor, the Co-Owner Trustee and the Certificateholder that:

                  (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority and all franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary to execute, deliver and perform its obligations under this Agreement and each Related Document to which it, not in its individual capacity but solely as eligible lender trustee for the benefit of the Co-Owner Trustee, is a party.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and each Related Document to which it, not in its individual capacity but solely as trustee of the Trust, is a party, and this Agreement and each Related Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement and each Related Document on its behalf.

                  (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Ohio law, governmental rule or regulation governing the banking or trust powers of the Co-Owner Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Property resulting from actions by or claims against the Co-Owner Eligible Lender Trustee individually which are unrelated to this Agreement or the Related Documents.

                  (iv) It is and will use its best efforts to remain an "eligible lender" under the Higher Education Act.

         Section 7.4 RELIANCE; ADVICE OF COUNSEL.

         (a) Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee, the Co-Owner Trustee and Co-Owner Eligible Lender Trustee, respectively, for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and the performance of its respective duties and obligations under this Agreement or the Related Documents, each of the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with it, and neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by it with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Related Document.

         Section 7.5 NOT ACTING IN INDIVIDUAL CAPACITY.

         (a) Except as provided in this Article VII, in accepting the trusts hereby created First Union Trust Company, National Association acts solely as Delaware Trustee hereunder and not in its individual capacity and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Agreement or any Related Document shall look only to the Trust Property for payment or satisfaction thereof.

         (b) Except as provided in this Article VII, in accepting the trusts hereby created Firstar Bank, National Association acts solely as Co-Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Co-Owner Trustee by reason of the transactions contemplated by this Agreement or any Related Document shall look only to the Trust Property for payment or satisfaction thereof.

         (c) Except as provided in this Article VII, all Persons having any claim against the Co-Owner Eligible Lender Trustee by reason of the transactions contemplated by this Agreement or any Related Document shall look only to the Trust Property for payment or satisfaction thereof.

         Section 7.6 DELAWARE TRUSTEE NOT LIABLE FOR CERTIFICATE, NOTES OR FINANCED STUDENT LOANS.

         The recitals contained herein and in each Certificate (other than the signature of the Delaware Trustee and the signature of the Co-Owner Trustee, as Authentication Agent, on each Certificate) shall be taken as the statements of the Depositor, and neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee assumes any responsibility for the correctness thereof. Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee makes any representations as to the validity or sufficiency of this Agreement, of any Related Document or of the Certificate (other than representations of the Delaware Trustee regarding the signature of the Delaware Trustee on the Certificate and representations of the Co-Owner Trustee, as Authentication Agent, regarding its signature on the certificate of authentication on the Certificate) or the Notes, or of any Financed Student Loan or related documents. Neither the Delaware Trustee, the Co-Owner Trustee nor the Co-Owner Eligible Lender Trustee shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Financed Student Loan, or the perfection and priority of any security interest created under the Indenture in any Financed Student Loan or the maintenance of any such perfection and priority of any such security interest or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to the Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, status and ownership of any Financed Student Loan; the existence and enforceability of any insurance or guarantee thereon; the existence and status of any Financed Student Loan on any computer or other record thereof; the validity of the sale or assignment of any Financed Student Loan to the Co-Owner Eligible Lender Trustee or of any intervening sale or assignment; the validity or sufficiency of any Guarantee; the completeness of any Financed Student Loan; the performance or enforcement of any Financed Student Loan; the compliance by the Administrator or the Master Servicer with any warranty or representation made under any Related Document or in any other related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Master Servicer taken in the name of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee.

         Section 7.7 DELAWARE TRUSTEE, CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE MAY OWN CERTIFICATE AND NOTES.

         The Delaware Trustee in its individual or any other capacity, the Co-Owner Trustee in its individual or any other capacity, and the Co-Owner Eligible Lender Trustee in its individual or any other capacity, or any one of them, may become the owner or pledgee of a Certificate or Notes and may deal with the Depositor, the Indenture Trustee, any Guarantee Agency and the Master Servicer in banking or other transactions with the same rights as it would have if it were not Delaware Trustee, Co-Owner Trustee or Co-Owner Eligible Lender Trustee, respectively.

                                  ARTICLE VIII


                        COMPENSATION OF DELAWARE TRUSTEE,

            THE CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE

         Section 8.1 FEES AND EXPENSES OF DELAWARE TRUSTEE, CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE.

         (a) The Delaware Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Delaware Trustee, and the Delaware Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Delaware Trustee may reasonably determine are necessary to employ in connection with the exercise and performance of its rights and its duties hereunder.

         (b) The Co-Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Co-Owner Trustee, and the Co-Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Co-Owner Trustee may reasonably determine are necessary to employ in connection with the exercise and performance of its rights and its duties hereunder.

         (c) The Co-Owner Eligible Lender Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Co-Owner Eligible Lender Trustee, and the Co-Owner Eligible Lender Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Co-Owner Eligible Lender Trustee may reasonably determine are necessary to employ in connection with the exercise and performance of its rights and its duties hereunder.

         Section 8.2 INDEMNIFICATION.

         The Depositor shall be liable as primary obligor for, and shall indemnify each of the Delaware Trustee in its individual capacity and its successors, assigns, agents and servants, the Co-Owner Trustee in its individual capacity and its successors, assigns, agents and servants and any other co-trustee and the Co-Owner Eligible Lender Trustee in its individual capacity and its successors, assigns, agents and servants and any other co-trustee (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may, at any time, be imposed on, incurred by, or asserted against the Delaware Trustee, the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee or any other Indemnified Party in any way relating to or arising out of this Agreement, the Related

Documents, the Trust Property, the administration of the Trust Property or the action or inaction of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee hereunder; provided, however, that the Depositor shall not be liable for or required to indemnify the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of
Section 7.1 hereof; and, provided further that, notwithstanding anything in this Agreement to the contrary, the indemnification provided herein shall be payable solely from the Trust Property. The indemnification contained in this Section shall survive the resignation or termination of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, or any of them, or the termination of this Agreement.

         Section 8.3 NON-RECOURSE OBLIGATIONS.

         Notwithstanding anything in this Agreement or any Related Document to the contrary, each of the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee agrees in its individual capacity and in its respective capacity as Delaware Trustee, Co-Owner Trustee or Co-Owner Eligible Lender Trustee of the Trust that all obligations under this Agreement to the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, individually or as Trustees, respectively, of the Trust shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Certificateholder.

                                   ARTICLE IX


                                   TERMINATION

         Section 9.1 TERMINATION OF THE TRUST.

         (a) Subject to distribution to the Certificateholder by the Co-Owner Trustee of any amounts deposited or to be deposited in the Certificate Distribution Account, the respective obligations and responsibilities of the Depositor, the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee created by this Agreement and the Trust created by this Agreement shall terminate upon the earlier to occur of (i) the maturity or other liquidation of the last Financed Student Loan (including the auction sale by the Indenture Trustee of the remaining Financed Student Loans in the Trust as described in Section 3.02 of the Terms Supplement and the subsequent distribution of amounts in respect of such auction sale as provided in the Indenture and the other Related Documents) and (ii) the payment to the Noteholders of all amounts payable pursuant to the Indenture. In any case, there shall be delivered to the Delaware Trustee, the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to the immediately preceding clause (ii); provided, however, that in no event shall the trust created by this Agreement continue beyond the defeasance of the Indenture in accordance with the provisions of Article X thereof; and provided, further, that the rights to indemnification under Section 8.2 shall survive the termination of the Trust. The bankruptcy, liquidation, dissolution, termination, resignation, expulsion, withdrawal, death or incapacity of any Certificateholder, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Property nor
(z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Neither the Depositor nor the Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Within five Business Days of receipt by the Co-Owner Trustee of notice from the Indenture Trustee given pursuant to Section 5.9 of the Indenture of final distribution to the Co-Owner Trustee of amounts held under the Indenture, the Co-Owner Trustee shall mail written notice to the Certificateholder, specifying (i) the Certificateholder's Distribution Date upon which final distribution of amounts received hereunder shall be made upon presentation and surrender of such Certificateholder's Certificate at the office of the Paying Agent therein specified, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Certificateholder's Distribution Date is not applicable, payments being made only upon presentation and surrender of such Certificate at the office of the Paying Agent therein specified. The Co-Owner Trustee shall give such notice to the Certificate Registrar (if different from the Co-Owner Trustee) at the time such notice is given to such Certificateholder. In the event such notice is given, the Co-Owner Trustee shall make deposits into the Certificate Distribution Account in accordance with Section 5.1(a) hereof. Upon presentation and surrender of the Certificate, the Paying Agent shall cause to be distributed to such Certificateholder the amount distributable on such Certificateholder's Distribution Date pursuant to Section 5.2 hereof.

         (d) In the event that the Certificateholder shall not surrender its Certificate for cancellation within six months after the date specified in the above-mentioned written notice, the Co-Owner Trustee shall give a second written notice to such Certificateholder to surrender its Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Certificate shall not have been surrendered for cancellation, the Co-Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact such Certificateholder concerning surrender of its Certificate, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Any funds which are payable to the Certificateholder remaining in the Trust after exhaustion of such remedies shall, to the fullest extent permitted by law, be distributed by the Co-Owner Trustee to the Certificateholder (but only upon termination of this Agreement), and such Certificateholder, by acceptance of its Certificate, hereby waives any rights with respect to such funds.

                                    ARTICLE X


                          SUCCESSOR DELAWARE TRUSTEES,

             CO-OWNER TRUSTEES AND CO-OWNER ELIGIBLE LENDER TRUSTEES

         Section 10.1 ELIGIBILITY REQUIREMENTS FOR DELAWARE TRUSTEE, CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE.

         (a) The Delaware Trustee shall at all times be a banking or trust corporation (i) having its Corporate Trust Office in the State of Delaware, (ii) authorized to exercise corporate trust powers in the State of Delaware; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and (iv) having (or having a parent which has) a rating of at least Baa3 by Moody's or A-1 by Standard & Poor's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section, the Delaware Trustee shall resign immediately in the manner and with the effect specified in Section
10.2 hereof.

         (b) Each of the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee shall at all times be a trust company or bank having the powers of a trust company within the state in which the principal office of the Administrator is located, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia and have a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities. In addition, the Co-Owner Eligible Lender Trustee shall at all times be an "eligible lender" under the Higher Education Act.

         Section 10.2 RESIGNATION OR REMOVAL OF DELAWARE TRUSTEE, CO-OWNER TRUSTEE AND CO-OWNER ELIGIBLE LENDER TRUSTEE.

         (a) The Delaware Trustee or the Co-Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the other two Trustees hereunder, the Certificateholder, the Depositor (if different from the Certificateholder) and the Indenture Trustee at least 30 days before the date specified in such instrument. If the Co-Owner Eligible Lender Trustee resigns or is discharged from the trusts created by the Co-Owner Eligible Lender Trust Agreement, the Co-Owner eligible Lender Trustee
(i) shall given written notice thereof to the other two Trustees hereunder, the Certificateholder, the Depositor (if different from the Certificateholder) and the Indenture Trustee at least 30 days before the effective date of such registration and (ii) shall be deemed to have resigned from its obligations hereunder and shall be replaced by a Successor Trustee appointed pursuant to this Section 10.2; provided, however, that the Successor Trustee to be appointed shall have executed and delivered an eligible lender trust agreement with the Co-Owner Trustee. Upon receiving such notice of resignation, the Certificateholder, with the consent of the non-resigning Trustee of the Trust shall promptly appoint a successor Delaware Trustee, Co-Owner Trustee or Co-Owner Eligible

Lender Trustee, as applicable (any successor appointed under any provision of this Section 10.2, solely for purposes of this Section 10.2 and Section 10.3 hereof, a "Successor Trustee"), meeting the qualifications set forth in Section 10.1(a) or (b), as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the Successor Trustee, provided that the Depositor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not adversely affect the ratings of such Rating Agencies on any Outstanding Notes. If no Successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, either of the non-resigning Trustees or the Indenture Trustee may petition any court of competent jurisdiction for the appointment of a Successor Trustee.

         (b) If (i) at any time the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of Section 10.1(a) or (b), as applicable, and shall fail to resign after written request therefor by either of the other Trustees, the Certificateholder or the Indenture Trustee, (ii) at any time the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee, or of the respective property of any of them, shall be appointed, or any public officer shall take charge or control of the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee, or of the respective property or affairs of any one or all of them, for the purpose of rehabilitation, conservation or liquidation or (iii) the Certificateholder elects in its sole discretion to remove the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee for any reason (in each case such Trustee for the purposes of this paragraph is hereafter referred to as a "Disqualified Trustee" and a Trustee not meeting the description of a Disqualified Trustee, a "Qualified Trustee" ), then either of the Qualified Trustees, if any, or the Certificateholder may remove such Disqualified Trustee. If either of the Qualified Trustees or the Certificateholder shall remove the Disqualified Trustee under the authority of the immediately preceding sentence, the Certificateholder shall promptly appoint a Successor Trustee meeting the qualification requirements of Section 10.1 by written instrument, in triplicate, one copy of which instrument shall be delivered to the Disqualified Trustee so removed and one copy to the Successor Trustee and Qualified Trustees, if any, and shall make payment of all fees owed to the outgoing Disqualified Trustee.

         (c) Any resignation or removal of the Delaware Trustee, the Co-Owner Trustee and/or the Co-Owner Eligible Lender Trustee and appointment of a Successor Trustee pursuant to any of the provisions of this Section shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Trustee have been paid and until acceptance of appointment by the Successor Trustee pursuant to Section 10.3.

         Section 10.3 SUCCESSOR TRUSTEE.

         (a) Any Successor Trustee appointed pursuant to Section 10.2 hereof shall execute, acknowledge and deliver to the remaining Trustees, if any, to the Certificateholder and to its predecessor (solely for purposes of this Section 10.3, the "Predecessor Trustee") an instrument accepting such appointment under this Agreement and, if the Successor Trustee is the Co-Owner Eligible Lender Trustee, an eligible lender trust agreement between itself and the Co-Owner Trustee, and thereupon the resignation or removal of the Predecessor Trustee shall become effective and such Successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its Predecessor Trustee under this Agreement, with like effect as if originally named as Delaware Trustee, Co-Owner Trustee or Co-Owner Eligible Lender Trustee, as applicable. The Predecessor Trustee shall deliver to the Successor Trustee all documents and statements and moneys, if any, held by it under this Agreement; and the Certificateholder, the remaining Trustee and the Predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the Successor Trustee all such rights, powers, duties and obligations.

         (b) No Successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such Successor Trustee shall be eligible to become the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, pursuant to Section 10.1 hereof.

         (c) Upon acceptance of appointment by a Successor Trustee pursuant to this Section, the Certificateholder shall give notice by first class mail of the name and address and telecopy number of the Successor Trustee to the Indenture Trustee, the Noteholders and the Rating Agencies. If the Certificateholder shall fail to mail such notice within 10 days after acceptance of appointment by the Successor Trustee, the Successor Trustee shall cause such notice to be mailed at the expense of the Certificateholder.

         Section 10.4 MERGER OR CONSOLIDATION OF DELAWARE TRUSTEE, CO-OWNER TRUSTEE OR CO-OWNER ELIGIBLE LENDER TRUSTEE.

         Any corporation into which the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, shall be the successor of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, hereunder, provided such corporation shall be eligible pursuant to the applicable provisions of Section 10.1 hereof, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and provided further that the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 10.5 APPOINTMENT OF ADDITIONAL CO-TRUSTEE OR SEPARATE TRUSTEE.

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property, including, without limitation, any Financed Student Loan, may at the time be located, the Administrator and the Co-Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as the case may be, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Trust Property, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Co-Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Co-Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 hereof and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.1 hereof; provided, however, that such co-trustee with or separate trustee from the Co-Owner Eligible Lender Trustee shall be an "eligible lender" under the Higher Education Act.

         (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, shall be conferred upon and exercised or performed by the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable;

                  (ii) no Trustee under this Agreement shall be personally liable by reason of any act or omission of any other Trustee under this Agreement; and

                  (iii) the Administrator and the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall, refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable. Each such instrument shall be filed with the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, and a copy thereof given to the Administrator and the Certificateholder.

         (d) Any separate trustee or co-trustee may at any time appoint the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Delaware Trustee, the Co-Owner Trustee or the Co-Owner Eligible Lender Trustee, as applicable, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI


                            MISCELLANEOUS PROVISIONS

         Section 11.1 AMENDMENT.

         (a) This Agreement may be amended by the Certificateholder, the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee, without the consent of the Depositor (if other than the Certificateholder) or Noteholders, (i) to cure any ambiguity or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholder or any Noteholder.

         (b) This Agreement may also be amended from time to time by the Certificateholder without the consent of the Depositor (if other than the Certificateholder), the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee and, if such amendment materially and adversely affects the interests of Noteholders, the consent of a majority of the Directing Notes (which consent of any Noteholder given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such holders and on any holder of any Certificate or Note issued upon the transfer thereof or in exchange therefor or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholder or holder of a Note; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Financed Student Loans or distributions that shall be required to be made on any Note or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the holders of all the Notes then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Certificateholder shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Co-Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee unless such party has previously received such notification.

         (e) It shall not be necessary for the consent of the Noteholders pursuant to Section 11.1(b) hereof to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Certificateholder shall be subject to such reasonable requirements as the Co-Owner Trustee may prescribe, including the establishment of record dates.

         (f) Prior to the execution of any amendment to this Agreement, the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Delaware Trustee's, the Co-Owner Trustee's or the Co-Owner Eligible Lender Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 11.2 NO RECOURSE.

         The Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificate represents such Certificateholder's beneficial interest in the Trust only and does not represent interests in or obligations of the Depositor, the Administrator, the Master Servicer, the Delaware Trustee, the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee, the Indenture Trustee or any affiliate of any of the foregoing and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, in each Certificate or in the Related Documents.

         Section 11.3 GOVERNING LAW.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; provided, however, that the parties hereto intend that the provisions hereof shall control over any contrary or limiting statutory or common law of the State of Delaware and that, to the maximum extent permitted by applicable law, there shall not be applicable to the Trust, the Trustees or this Agreement any provisions of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate in a manner inconsistent with the terms hereof: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures between income and principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations on liability or authorities and powers of the Trustees set forth or referenced in this Agreement. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

         (b) Each of the parties hereto agrees (i) that this Agreement involves at least $100,000, and (ii) this Agreement has been entered into by the parties hereto in express reliance upon 6 DEL. C. section 2708.

         (c) Each party hereto unconditionally agrees (i) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware and (ii)(A) to the extent that such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process and (B) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (ii)(A) or (B) above shall have the same legal force effect as if served upon such party personally within the State of Delaware. For purposes of implementing the party's agreement to appoint and maintain an agent for service of process in the State of Delaware, each of the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee does hereby appoint the Delaware Trustee as such agent, and the Delaware Trustee hereby accepts such appointment.

         Section 11.4 SEVERABILITY OF PROVISIONS.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Certificate or the rights of the Holder thereof.

         Section 11.5 CERTIFICATE NONASSESSABLE AND FULLY PAID.

         The Certificateholder shall not be personally liable for obligations of the Trust, the undivided beneficial interest in the assets of the Trust, whether fractional or whole, represented by a Certificate shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and each Certificate upon execution thereof by the Delaware Trustee and authentication thereof by the Authentication Agent, in each case pursuant to Section 3.3 hereof, are and shall be deemed fully paid and nonassessable.

         Section 11.6 THIRD-PARTY BENEFICIARIES.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         Section 11.7 COUNTERPARTS.

         For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         Section 11.8 NOTICES.

         All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, at the following address: One West Fourth Street, Suite 210, Cincinnati, Ohio 45202, Attention: Chief Financial Officer, (b) in the case of the Delaware Trustee, the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee, at their respective Corporate Trust Office and (c) in the case of the Administrator, One West Fourth Street, Suite 200, Cincinnati, Ohio, Attention:
Chief Financial Officer, or at such other address as shall be designated by any such party in a written notice to the other parties. Notwithstanding the foregoing, any notice required or permitted to be mailed to the

Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        STUDENT LOAN FUNDING RIVERFRONT LLC,
                                        ("Depositor" and sole initial
                                        "Certificateholder")


                                        By: /s/ Perry D. Moore
                                        Name: Perry D. Moore
                                        Title: Senior Vice President


                                        FIRST UNION TRUST COMPANY, NATIONAL
                                        ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as trustee under this Trust
                                        Agreement ("Delaware Trustee")


                                        By:  /s/  Edward L. Truitt
                                        Name: Edward L. Truitt
                                        Title: Trust Officer


                                        FIRSTAR BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as trustee under this Trust
                                        Agreement ("Co-Owner Trustee")



                                        By:  /s/ Brian J. Gardner
                                        Name: Brian J. Garnder
                                        Title: Vice President & Trust Officer


Acknowledged and Agreed to:             FIRSTAR BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as eligible lender trustee under
                                        the Co-Owner Eligible Lender Trust
                                        Agreement for the benefit of the Trust
                                        ("Co-Owner Eligible Lender Trustee")



                                        By:  /s/ Brian J. Gardner
                                        Name: Brian J. Garnder
                                        Title: Vice President & Trust Officer

                                    EXHIBIT A
                                    ---------

                               FORM OF CERTIFICATE

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1)-(3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

         THIS CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE 1 OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY. FURTHER, THIS CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE.

         THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL
AGENCY.

Percentage Interest: 100%

                       STUDENT LOAN FUNDING 1999-A/B TRUST

                   STUDENT LOAN ASSET-BACKED TRUST CERTIFICATE

             evidencing the undivided beneficial Percentage Interest
               set forth above in the Trust, as defined below, the
                      property of which includes a pool of
        student loans transferred to and deposited in the Trust by Student
             Loan Funding Riverfront LLC and Firstar Bank, National
              Association, as eligible lender trustee on behalf of
                       Student Loan Funding Riverfront LLC


         THIS CERTIFIES THAT STUDENT LOAN FUNDING RIVERFRONT LLC is the registered owner of the Percentage Interest set forth above in the Student Loan Funding 1999-A/B Trust (the "Trust"), a common law (as opposed to statutory) trust formed under the laws of the State of Delaware by Student Loan Funding Riverfront LLC, (the "Depositor"). The Trust was created pursuant to a Trust Agreement, dated as of August 1, 1999 (as amended from time to time, the "Trust Agreement"), among the Depositor, First Union Trust Company, National Association, Wilmington, Delaware, not in its individual capacity, but solely in its capacity as owner trustee under the Trust Agreement (the "Delaware Trustee"), and Firstar Bank, National Association, Cincinnati, Ohio, not in its individual capacity, but solely in its capacity as co-owner trustee under the Trust Agreement (the "Co-Owner Trustee" and collectively with the Delaware Trustee, the "Trustees"), not in its individual capacity, but solely in its capacity as co-owner eligible lender trustee under the Trust Agreement. A summary of certain of the pertinent provisions of the Trust Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to them in the Trust Agreement. The rules as to usage set forth in the Trust Agreement shall also be applicable to this Certificate.

         This Certificate is the sole, initial duly authorized Certificate, designated "Student Loan Funding 1999-A/B Trust - Student Loan Asset-Backed Trust Certificate" (herein called "this Certificate" or, collectively, with other Certificates that may be issued upon transfer or exchange of this Certificate for such other Certificates, whose aggregate Percentage Interest shall be 100%, the "Certificates") issued under the Trust Agreement, to which Trust

Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property includes an initial deposit by the Depositor to the Certificate Contribution Account, and all property and proceeds thereof of every description conveyed pursuant to the Transfer and Sale Agreement and simultaneously with the issuance of this Certificate, including, without limitation, a pool of student loans (the "Financed Student Loans") and any all amounts deposited from time to time in the Certificate Distribution Account. The rights of the Holder of this Certificate to the assets of the Trust are subject to the rights of the Holders of certain notes (the "Notes") issued under the Indenture of Trust, as supplemented by the Terms Supplement to the Indenture of Trust, each dated as of October 1, 1999, among the Co-Owner Trustee, the Co-Owner Eligible Lender Trustee and Firstar Bank, National Association, not in its individual capacity but solely in its capacity as Indenture Trustee (the "Indenture Trustee") (collectively, as amended from time to time, the "Indenture").

         Under the Trust Agreement, distributions will be made on the Certificate on each Certificateholder's Distribution Date in the manner set forth in the Trust Agreement.

         The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate from amounts deposited in the Excess Surplus Account under the Indenture pending their transfer to the Certificate Distribution Account are subject to the rights of the Noteholders as described in the Indenture.

         The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trustees, or join in any institution against the Depositor or the Trustees, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Certificate, the Notes, the Trust Agreement or any of the other Related Documents.

         The Holder of this Certificate, by its acceptance of this Certificate,
(i) agrees, for federal, state and local income and franchise tax purposes, to treat the Trust as a "disregarded entity" (i.e. the Trust will be disregarded as an entity separate from the Certificateholder), with the assets of the Trust being the Financed Student Loans and other assets held by the Co-Owner Trustee, the Notes for such purposes being debt of the Certificateholder which has elected to disregard the Trust as an entity separate from itself for tax purposes, and (ii) acknowledges that the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a "disregarded entity" for federal, state and local and franchise tax purposes and that the Depositor will not make, or cause to be made, an election under the provisions of Treasury Regulation Section
301.7701.3 to classify the Trust as an association.

         Distributions on this Certificate will be made from the Certificate Distribution Account as provided in the Trust Agreement by the Co-Owner Trustee by wire transfer or by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

         This Certificate does not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Administrator, the Trustees or the Indenture Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets, except as may be expressly set forth herein, in the Trust Agreement or in the other Related Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain excess collections respecting the Financed Student Loans, all as more specifically set forth in the Indenture. A copy of each of the Indenture and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor upon request.

         The Trust Agreement permits the amendment thereof without the consent of the Certificateholder or any Noteholders, (i) to cure any ambiguity or (ii) to correct, supplement or modify any provisions in the Trust Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholder or any Noteholder. The Trust Agreement permits, with certain exceptions therein provided, but only with the consent of the Certificateholder and, if such amendment materially and adversely affects the interests of Noteholders, with the consent of a majority of the Directing Notes (as defined in the Indenture) (which consent of the Certificateholder and Noteholders, if any, given pursuant to the Trust Agreement shall be conclusive and binding on such holders and on all future holders of the Certificate or Notes and of any Certificate or

Notes issued upon the transfer thereof or in exchange therefor or in lieu thereof whether or not notation of such consent is made upon the Certificate or Notes) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement, or of modifying in any manner the rights of the Certificateholder or any Noteholder.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer, to the extent permitted herein, of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency maintained by Firstar Bank, National Association, in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Co-Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

         This Certificate is issuable only as a Certificate registered in the name of the Depositor as the initial Certificateholder and in the Percentage Interest of 100%. As provided in the Trust Agreement and subject to the provisions of the next succeeding paragraph [and provided that there are no Notes Outstanding (as defined in the Indenture)]1, the Depositor, as the initial registered Holder, may transfer, or exchange for other Certificates aggregating in Percentage Interests 100%, this Certificate upon the surrender of this Certificate. No service charge will be made for any such registration of transfer or exchange, but the Co-Owner Trustee or the Certificate Registrar (if different from the Co-Owner Trustee) may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         This Certificate may not be transferred directly or indirectly to (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title 1 of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Certificateholder thereof shall he deemed to have represented and warranted that it is not a Benefit Plan.

         The Certificate Registrar and any agent of the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Delaware Trustee, the Co-Owner Trustee or the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Code.

         Each transferee of this Certificate, or any portion thereof, shall be required, prior to purchasing a Certificate, to execute the Purchaser's Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit B.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the earlier to occur of (i) the maturity or other liquidation of the last Financed Student Loan (including the auction sale by the Indenture Trustee of the remaining Financed Student Loans in the Trust as described in Section 3.02 of the Terms Supplement and the subsequent distribution of amounts in respect of such auction sale as provided in the Indenture and the other Related Documents) and (ii) the payment to the Noteholders of all amounts payable pursuant to the Indenture.

         This Certificate shall be construed in accordance with the laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

------------------

(1) To be included only upon direction of the Depositor at the time of issuance of this Certificate.

         Unless the certificate of authentication hereon shall have been executed by an authorized representative of the Authentication Agent, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Delaware Trustee, not in its individual capacity but solely as trustee of the Student Loan Funding 1999-A/B Trust, has caused this Certificate to be duly executed as of the date set forth below.


                                        FIRST UNION TRUST COMPANY, NATIONAL
                                        ASSOCIATION, "Delaware Trustee", not in
                                        its individual capacity but solely as
                                        trustee of the Student Loan Funding
                                        1999-A/B Trust


                                        By: _________________________________
                                                   Authorized Signatory



Date:  _______________, 1999



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Trust Agreement.


FIRSTAR BANK, NATIONAL ASSOCIATION,
         Co-Owner Trustee,
not in its individual capacity but solely as Authentication Agent of the Student Loan Funding 1999-A/B Trust



By:_________________________________________________
                  Authorized Representative


Date:  ________________, 1999

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
 (Please print or type name and address, including postal zip code, of assignee)

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_____________________________________________________________________ Attorney
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:________________                     ____________________________________*




Signature Guaranteed:


___________________________________


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a Securities Transfer Association recognized signature guarantee program.

                                    EXHIBIT B

             Form of Purchaser's Representation and Warranty Letter


Student Loan Funding Riverfront LLC
One West Fourth Street, Suite 210
Cincinnati, OH  45202

Firstar Bank, National Association,
         as Certificate Registrar
425 Walnut Street
Cincinnati, OH 45202


         RE: STUDENT LOAN FUNDING RIVERFRONT 1999-A/B TRUST - STUDENT LOAN ASSET BACKED TRUST CERTIFICATE

Ladies and Gentlemen:

         In connection with the proposed purchase by the undersigned of the Student Loan Asset-Backed Trust Certificate (the "Certificate") issued under the Trust Agreement related to the Student Loan Funding Riverfront 1999-A/B Trust, dated as of August, 1999 (the "Agreement"), among Student Loan Funding Riverfront LLC, as Depositor (the "Depositor"), First Union Trust Company, National Association, as Delaware trustee, and Firstar Bank, National Association, in its capacity as co-owner trustee, the undersigned (the "Purchaser") represents, warrants and agrees that:

         1. It is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) under the Securities Act of 1933 (the "Securities Act") or a "qualified institutional buyer" as defined in Rule 144A(a)(1) of the Securities Act and is acquiring the Certificate for its own institutional account or for the account of an institutional accredited investor or qualified institutional buyer.

         2. It is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title 1 of ERISA,
            (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

         3. It is a U.S. Person as defined in Section 7701(a)(30) of the Code.

         4. It has such knowledge and experience in evaluating business and financial matters so that it is capable of evaluating the merits and risks of an investment in the Certificate. It understands the full nature and risks of an investment in the Certificate and based upon its present and projected net income and net worth, it believes that it can bear the economic risk of an immediate or future loss of its entire investment in the Certificate.

         5. It understands that the Certificate will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer the Certificate, such Certificate may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) under the Securities Act that purchases for its own account or for the account of another institutional accredited investor or (b) pursuant to an effective registration statement under the Securities Act.

         6. It understands that the Certificate will bear a legend substantially to the following effect:

                  "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER

                  HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1)-(3) UNDER THE ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR, OR
                  (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

                  THIS CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE 1 OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
                  (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY. FURTHER, THIS CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE CODE.

                  THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY."

         7. It is acquiring the Certificate for its own account and not with a view to the public offering thereof in violation of the Securities Act (subject, nevertheless, to the understanding that disposition of its property shall at all times be and remain within its control).

         8. It has been furnished with all information regarding the Trust and the Certificate which it has requested from the Trust and the Depositor.

         9. Neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner or made any general solicitation by means of general advertising or in any other manner, which would constitute a distribution of the Certificate under the Securities Act or which would require registration pursuant to the Securities Act nor will it act, nor has it authorized or will authorize any person to act, in such manner with respect to the Certificate.

         10. It is not an "affiliate" (within the meaning of Rule 144 under the Securities Act) of the Depositor.

Dated:_____________

                                            Very truly yours,



                                            __________________________________
                                                [Name of Purchaser]

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

NOTE: To be executed by an executive officer